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                                    March 15, 2000

Voice Powered Technology International, Inc.
C/o Franklin Electronic Publishers, Inc.
One Franklin Plaza
Burlington, NJ 08016

Re:   Amendment of Management Services Letter Agreement dated July 31, 1999

To:  Voice Powered Technology International Inc. (VPTI)

      Because Mitchell Rubin's consulting agreement with VPTI will end on March 31, 2000, there is a need to amend the Letter Agreement captioned above. Effective April 1, 2000, Franklin will provide additional services to VPTI, to wit:

     (1) Franklin agrees to assign one Franklin employee on a full-time basis to manage the business of VPTI as well as to provide services including, but not limited to financial management, accounting, billing, warehousing and production for VPTI.

     (2) In consideration for the services described above, VPTI will pay to Franklin $11,715 per month, payable on the 1st of each month.

                                    Very truly yours,

                                     /s/ Gregory J. Winsky
                                    ------------------------
                                    Gregory J. Winsky
                                    Executive Vice President

ACCEPTED AND AGREED TO:

VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.


  /s/
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By:  Authorized Officer